SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2016

AIRBORNE WIRELESS NETWORK
(Exact name of Company as specified in its charter)

Nevada	333-179079	27-4453740
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

4115 Guardian Street, Suite C, Simi Valley, California 93063
(Address of principal executive offices)

(805) 583-4302
(Company's Telephone Number)

___________________________________________________
(Former name, address and telephone number specified on last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 8, 2016, Airborne Wireless Network, a Nevada corporation (the "Company"), entered into and executed a written Memorandum of Understanding with Concept Development Inc., a leading aerospace engineering design and manufacturing firm ("Concept Development") (the "Memorandum").

Pursuant to the provisions of the Memorandum, Concept Development will provide its technical expertise regarding the preparation of systems drawings, designing and manufacturing the on board hardware and components, and providing software development support for the Company's Airborne Wireless Network Digital Super Highway System.

The foregoing information regarding of the Memorandum does not purport to be complete and is qualified in its entirety by reference to the Memorandum, a copy which is attached hereto as Exhibit 10.1 and is in incorporated herein by this reference.

ITEM 7.01 REGULATION FD

On August 11, 2016, the Company issued a press release announcing the Concept Agreement.

A copy of that press release is attached to this Current Report as Exhibit 99.1. In accordance with General Instruction B.2 of the Form 8-K, the information set forth in this ITEM 7.01 and in that press release is deemed to be "furnished" and shall not be deemed to be "filed" for purpose of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information et forth this ITEM 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Number	Exhibits

	10.1	Memorandum of Understanding between Airborne Wireless Network and Concept Development Inc. dated August 8, 2016.

	99.1	Press Release dated August 11, 2016, announcing the Memorandum of Understanding between Airborne Wireless Network and Concept Development Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBORNE WIRELESS NETWORK

Date: August 11, 2016	By:	/s/ J. Edward Daniels
J. Edward Daniels
President and sole director

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EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Memorandum of Understanding between Airborne Wireless Network and Concept Development dated August 8, 2016.

99.1	Press Release dated August 11, 2016, announcing the Memorandum of Understanding between Airborne Wireless Network and Concept Development Inc.

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